Exhibit 25.1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form T-1
STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
LAW DEBENTURE TRUST COMPANY OF NEW YORK
(Exact name of trustee as specified in its charter)

New York (Jurisdiction of incorporation or organization if not a U.S. national bank)	01-0622605 (I.R.S. Employer Identification Number)

400 Madison Avenue, 4th Floor, New York, New York (Address of principal executive offices)	10017 (Zip Code)
Law Debenture Trust Company of New York, 400 Madison Avenue, 4th Floor New York, NY 10017,
James D. Heaney, Vice President, (212) 750-6474
(Name, address and telephone number of agent for services)
MOBILE MINI, INC. *
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	86-0748362 (I.R.S. Employer Identification No.)

7420 S. Kyrene Road, Suite 101	85283
Tempe, Arizona
(Address of principal executive offices)	(Zip Code)
Debt Securities
(Title of the indenture securities)
* The co-obligors listed on the next page are also included in this Form T-1 as additional obligors.

TABLE OF CO-OBLIGORS
     The following direct and indirect subsidiaries of Mobile Mini, Inc. are co-obligors for the purpose of providing guarantees, if any, of payment on the debt securities being registered hereunder:

	State of Incorporation	I.R.S. Employer
Name	or Organization	Identification No.
Delivery Design Systems, Inc.	Arizona	86-0682170
Mobile Mini, LLC	California	26-3615875
Mobile Mini, LLC	Delaware	80-0291431
Mobile Mini I, Inc.	Arizona	86-0748363
A Royal Wolf Portable Storage, Inc.	California	94-3043884
Temporary Mobile Storage, Inc.	California	94-3151288
Mobile Storage Group, Inc.	California	20-0751031
MSG Investments, Inc.	California	72-1536506
A Better Mobile Storage Company	California	72-1536506
Mobile Storage Group (Texas). L.P.	Texas	68-0523782
(1) The address, including zip code, and telephone number, including area code, of each co-obligor is 7420 S. Kyrene Road, Suite 101, Tempe, Arizona 85283, (480) 894-6311.

Item 1. General information.
Furnish the following information as to the trustee-
a. Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	2 Rector Street, New York, NY
10006, and Albany, NY 12203
b. Whether it is authorized to exercise corporate trust powers.
     Yes
Item 2. Affiliations with the obligor.
If the obligor is an affiliate of the trustee, describe each such affiliation.
None.
Items 3-14.
No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provide under Item 13.
Item 15. Foreign Trustee.
Not applicable.
Item 16. List of exhibits.
List below all exhibits filed as a part of this statement of eligibility.
1.	A copy of the articles of association of the trustee as now in effect. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-133414, which is incorporated by reference).

2.	A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-133414, which is incorporated by reference).

3.	A copy of the existing bylaws of the trustee, or instruments corresponding thereto. (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 333-133414, which is incorporated by reference).

4.	The consents of the Trustee required by Section 321(b) of the Act. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-133414, which is incorporated by reference).

5.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Law Debenture Trust Company of New York, a trust company organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 20th day of December, 2008.

Law Debenture Trust Company of New York (Trustee)
By:	/s/ James D. Heaney
James D. Heaney Vice
President

Exhibit 5

Board of Governors of the Federal Reserve System
OMB Number: 7100-0036

Federal Deposit Insurance Corporation
OMB Number: 3064-0052

Office of the Comptroller of the Currency
OMB Number: 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2011

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.	1

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041
Report at the close of business June 30, 2008
  (20080630)

  (RCON 9999)
This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).
This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.
I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

Signature of Chief Financial Officer (or Equivalent)

July 14, 2008

Date of Signature
We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports
Each bank must file its Reports of Condition and Income (Call Report) data by either:
(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR) an internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.
For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number	| | | | | |

(RSSD 9050)
To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.
The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

Legal Title of Bank (RSSD 9017)

City (RSSD 9130)

State Abbrev. (RSSD 9200)	ZIP Code (RSSD 9220)
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
Office of the Comptroller of the Currency

Board of Governors of the Federal Reserve System
OMB Number: 7100-0036

Federal Deposit Insurance Corporation
OMB Number: 3064-0052

Office of the Comptroller of the Currency
OMB Number 1557-0081

Federal Financial Institutions Examination Council	Expires March 31, 2011

Please refer to page i, Table of Contents, for the required disclosure of estimated burden.	1

Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only—FFIEC 041
Report at the close of business June 30, 2008
  (20080630)

  (RCON 9999)
This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State nonmember banks); and 12 U.S.C. §161 (National banks).
This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.
I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

Signature of Chief Financial Officer (or Equivalent)

July 14, 2008

Date of Signature
We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports
Each bank must file its Reports of Condition and Income (Call Report) data by either:
(a)	Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an internet-based system for data collection (https://cdr.ffiec.gov/cdr/), or

(b)	Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data into the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.
For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (301) 495-7864, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number	| | | | | |

(RSSD 9050)
To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.
The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

Legal Title of Bank (RSSD 9017)

City (RSSD 9130)

State Abbrev. (RSSD 9200)	ZIP Code (RSSD 9220)
Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation,
Office of the Comptroller of the Currency

FFIEC 041
Page i-

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only

Table of Contents

Signature Page	Cover

Contact Information	ii, iii

Report of Income

Schedule RI—Income Statement	RI-1, 2, 3

Schedule RI-A—Changes in Equity Capital	RI-4

Schedule RI-B—Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses	RI-4, 5, 6

Schedule RI-E—Explanations	RI- 7, 8

Report of Condition

Schedule RC—Balance Sheet	RC-1, 2

Schedule RC-A— Cash and Balances Due From Depository Institutions (to be completed only by selected banks)	RC-3

Schedule RC-B—Securities	RC-3, 4, 5, 6

Schedule RC-C—Loans and Lease Financing Receivables:
Part I. Loans and Leases	RC-7, 8, 9, 10
Part II. Loans to Small Businesses and Small Farms (to be completed for the June report only)	RC-l0a, 10b
Schedule RC-D—Trading Assets and Liabilities (to be completed only by selected banks)	RC-11, 12, 13

Schedule RC-E—Deposit Liabilities	RC-14, 15

Schedule RC-F—Other Assets	RC-16

Schedule RC-G—Other Liabilities	RC-16

Schedule RC-K—Quarterly Averages	RC-17

Schedule RC-L—Derivatives and Off-Balance Sheet Items	RC-18, 19

Schedule RC-M—Memoranda	RC-20, 21

Schedule RC-N—Past Due and Nonaccrual Loans, Leases, and Other Assets	RC-22, 23, 24, 25

Schedule RC-O—Other Data for Deposit Insurance and FICO Assessments	RC-26

Schedule RC-P—1-4 Family Residential Mortgage Banking Activities (to be completed only by selected banks)	RC-27

Schedule RC-Q—Financial Assets and Liabilities Measured at Fair Value (to be completed only by selected banks)	RC-28

Schedule RC-R—Regulatory Capital	RC-29, 30, 31, 32

Schedule RC-S—Servicing, Securitization, and Asset Sale Activities	RC-33, 34, 35

Schedule RC-T—Fiduciary and Related Services	RC-36, 37, 38

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income	RC-39
Disclosure of Estimated Burden
The estimated average burden associated with this information collection is 40.0 hours per respondent and is estimated to vary from 16 to 635 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:
Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551
Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219
Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429
For information or assistance, National and State nonmember banks should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

FFIEC 041
Page ii-

Contact Information for the Reports of Condition and Income
To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports	Other Person to Whom Questions about the Reports Should be Directed

KENNETH PORTERA

Name (TEXT C490)	Name (TEXT C495)

Chief Financial Officer/COO

Title (TEXT C491)	Title (TEXT C496)

KENNETH.PORTERA@LAWDEB.COM

E-mail Address (TEXT C492)	E-mail Address (TEXT 4086)

646-747-1267

Telephone: Area code/phone number/extension (TEXT C493)	Telephone: Area code/phone number/extension (TEXT 8902)

212-750-1361

Fax: Area code/phone number (TEXT C494)	FAX: Area code/phone number (TEXT 9116)

Emergency Contact information
This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact	Secondary Contact

SEE ABOVE	NANCY JO KUENSTNER

Name (TEXT C366)	Name (TEXT C371)

PRESIDENT

Title (TEXT C367)	Title (TEXT C372)

NANCY.KUENSTNER@LAWDEB.COM

E-mail Address (TEXT C336)	E-mail Address (TEXT C373)

212-750-6474

Telephone: Area code/phone number/extension (TEXT C369)	Telephone: Area code/phone number/extension (TEXT C374)

212-750-1361

Fax: Area code/phone number (TEXT C370)	FAX: Area code/phone number (TEXT C375)

FFIEC 041
Page iii-

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information
This Information is being requested to identify points-of-contact who are in charge of your depository institution’s Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes Enforcement Network (FinCEN) and will not be released to the public.

Primary Contact	Secondary Contact

KENNETH PORTERA	NANCY JO KUENSTNER

Name (TEXT C437)	Name (TEXT C442)

CFO/COO	PRESIDENT

Title (TEXT C438)	Title (TEXT C443)

KENNETH.PORTERA@LAWDEB.COM	NANCY.KUENSTNER@LAWDEB.COM

E-mail Address (TEXT C439)	E-mail Address (TEXT C444)

646-747-1267	212-750-6474

Telephone: Area code/phone number/extension (TEXT C440)	Telephone: Area code/phone number/extension (TEXT C445)

212-750-1361	212-750-1361

Fax: Area code/phone number (TEXT C441)	FAX: Area code/phone number (TEXT C446)

Third Contact	Fourth Contact

Name (TEXT C870)	Name (TEXT C875)

Title (TEXT C871)	Title (TEXT C876)

E-mail Address (TEXT C872)	E-mail Address (TEXT C877)

Telephone: Area code/phone number/extension (TEXT C873)	Telephone: Area code/phone number/extension (TEXT C878)

Fax: Area code/phone number (TEXT C874)	FAX: Area code/phone number (TEXT C879)

FFIEC 041
Page RI-1

Consolidated Report of Income
for the period January 1, 2008 — June 30, 2008
All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.
Schedule RI — Income Statement

Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Interest income:
a. Interest and fee income on loans:
(1) Loans secured by real estate:
(a) Loans secured by 1-4 family residential properties	4435				1.a.	(1)(a)
(b) All other loans secured by real estate	4436				1.a.	(1)(b)
(2) Commercial and industrial loans	4012				1.a.	(2)
(3) Loans to individuals for household, family, and other personal expenditures:
(a) Credit cards	B485				1.a.	(3)(a)
(b) Other (includes single payment, Installment, all student loans, and revolving credit plans other than credit cards)	B486				1.a.	(3)(b)
(4) Loans to foreign governments and official institutions	4056				1.a.	(4)
(5) All other loans[1]	4058				1.a.	(5)
(6) Total interest and Fee income on loans (sum of items 1.a.(l)(a) through 1.a.(5))	4010				1.a.	(6)
b. Income from tease financing receivables	4065				1.b.
c. Interest income on balances due from depository institutions[2]	4115			161	1.c.
d. Interest and dividend income on securities:
(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities	B488				1.d.	(1)
(2) Mortgage-backed securities	B489				1.d.	(2)
(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)	4060				1.d.	(3)
e. Interest income from trading assets	4069				I.e.
f. Interest income on federal funds sold and securities purchased under agreements to resell	4020				1.f.
g. Other interest income	4518				1.g.
h. Total interest income (sum of items 1.a.(6) through 1.g)	4107			161	1.h.
2. Interest expense:
a. Interest on deposits:
(1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	4508				2.a.	(1)
(2) Nontransaction accounts:
(a) Savings deposits (includes MMDAs)	0093				2.a.	(2)(a)
(b) Time deposits of $100,000 or more	A517				2.a.	(2)(b)
(c) Time deposits of less than $100.00	A518				2.a.	(2)(c)
b. Expense of federal funds purchased and securities sold under agreements to repurchase	4180				2.b.
c. Interest on trading liabilities and other borrowed money	4185				2.c.

[1]	Includes interest and fee income on “Loans to depository institutions and acceptances of other banks,” “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

[2]	Includes interest income on time certificates of deposit not held for trading.

FFIEC 041
Page RI-2

Schedule RI — Continued

Year-to-date
Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

2. Interest expense (continued):
d. Interest on subordinated notes and debentures	4200				2.d.
e. Total interest expense (sum of items 2.a through 2.d)	4073				2.e.
3. Net interest income (item 1.h minus 2.e)					4074			62	3.
4. Provision for loan and lease losses					4230				4.
5. Noninterest income:
a. Income from fiduciary activities[1]	4070			886	5.a.
b. Service charges on deposit accounts	4080				5.b.
c. Trading revenue[2]	A220				5.c.
d. (1) Fees and commissions from securities brokerage	C886				5.d.	(1)
(2) Investment banking, advisory, and underwriting fees and commissions	C888				5.d.	(2)
(3) Fees and commissions from annuity sales	C887				5.d.	(3)
(4) Underwriting income from insurance and reinsurance activities	C386				5.d.	(4)
(5) Income from other insurance activities	C387				5.d.	(5)
e. Venture capital revenue	B491				5.e.
f. Net servicing fees	B492				5.f.
g. Net securitization income	B493				5.g.
h. Not applicable
i. Net gains losses) on sales of loans and leases	5416				5.i.
j. Net gains (losses) on sales of other real estate owned	5415				5.j.
k. Net gains (losses) on sales of other assets (excluding securities)	B496				5.k.
l. Other noninterest income*	B497				5.l.
m. Total noninterest income (sum of items 5.a through 5.1)					4079			886	5.m.
6. a. Realized gains (losses) on held-to-maturity securities					3521				6.a.
b. Realized gains (losses) on available-for-sale securities					3196				6.b.
7. Noninterest expense:
a. Salaries and employee benefits	4135			853	7.a.
b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	4217			140	7.b.
c. (1) Goodwill impairment losses	C216				7.c.	(1)
(2) Amortization expense and impairment losses for other intangible assets	C232				7.c.	(2)
d. Other noninterest expense*	4092			427	7.d.
e. Total noninterest expense (sum of items 7.a through 7.d)					4093		1	420	7.e.
8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)					4301			(472)	8.
9. Applicable income taxes (on item 8)					4302			(195)	9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)					4300			(277)	10.
11. Extraordinary items and other adjustments, net of income taxes*					4320				11.
12. Net income (loss)(sum of items 10 and 11)					4340			(277)	12.

*	Describe on Schedule RI-E—Explanations

[1]	For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

[2]	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

FFIEC 041
Page RI-3

Schedule RI — Continued

Memoranda		Year-to-date

Dollar Amounts in Thousands		RIAD	Bil	Mil	Thou

1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes		4513				M.1.
2. Income from the sale and servicing of mutual funds and annuities (included in Schedule RI item 8)		8431				M.2.
3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)		4313				M.3.
4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))		4507				M.4.
5. Number of full-time equivalent employees at end of current period (round to nearest whole number)			Number
		4150	9			M.5.

Memorandum item 6 is to be completed by:[1]
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
6. Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI item 1.a.(5))		4024				M.6.
7. If the reporting bank has restated its balance sheet as a result of applying push down	RIAD	CC	YY	MM	DD

accounting this calendar year, report the date of the bank’s acquisition[2]	9106					M.7.

8. Trading revenue (from cash Instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.):
		RIAD	Bil	Mil	Thou

a. Interest rate exposures		8757				M.8.a.
b. Foreign exchange exposures		8758				M.8.b.
c. Equity security and index exposures		8759				M.8.c.
d. Commodity and other exposures		8760				M.8.d.
e. Credit exposures		F186				M.8.e
9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:
a. Net gain (losses) on credit derivatives held for trading		C889				M.9.a.
b. Net gains (losses) on credit derivatives held for purposes other than trading		C890				M.9.b.
10. To be completed by banks with $300 million or more in total assets:[1]
Credit losses on derivatives (see instructions)		A251				M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes		RIAD	Yes		NO

for the current tax year?		A530			✓	M.11.

Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C,		Year-to-date
part I, Memorandum items 8.b and 8.c.		RIAD	Bil	Mil	Thou

12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI item 1.a.(1)(a)		F228				M.12.

Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.
13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at value under a fair value option:
a. Net gains (losses) on assets		F551				M.13.a.
(1) Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk		F552				M.13.a.	(1)
b. Net gains (losses) on liabilities		F553				M.13.b
(1) Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk		F554				M.13.b.	(1)

[1]	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2007, Report of Condition.

[2]	For example, a bank acquired on March 1, 2008, would report 20080301.

FFIEC 041
Page RI-4

Schedule RI-A — Changes in Equity Capital

Indicate decreases and losses in parentheses. Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Total equity capital most recently reported for the December 31, 2007, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	3217		3	710	1.
2. Restatements due to corrections of material accounting errors and changes in accounting principles*	B507				2.
3. Balance end of previous calendar year as restated (sum of items 1 and 2)	B508		3	710	3.
4. Net income (loss) (must equal Schedule RI item 12)	4340			(277)	4.
5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	B509				5.
6. Treasury stock transactions, net	B510				6.
7. Changes incident to business combinations, net	4356				7.
8. LESS: Cash dividends declared on preferred stock	4470				8.
9. LESS: Cash dividends declared on common stock	4460				9.
10. Other comprehensive income[1]	B511				10.
11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)	4415				11.
12. Total equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 28)	3210		3	433	12.

*	Describe on Schedule RI-E — Explanations.

[1]	Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and pension and other postretirement plan-related changes other than net periodic benefit cost.
Schedule RI-B — Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses
Part I. Charge-offs and Recoveries on Loans and Leases

	(Column A)				(Column B)
	Charge-offs[1]				Recoveries

				Calendar year-to-date
Part I includes charge-offs and recoveries through
the allocated transfer risk reserve. Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou	RIAD	Bil	Mil	Thou

1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	C891				C892				1.	a.(1)
(2) Other construction loans and all land development and other land loans	C893				C894				1.	a.(2)
b. Secured by farmland	3584				3585				1.	b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5411				5412				1.	c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	C234				C217				1.	c.(2)(a)
(b) Secured by junior liens	C235				C218				1.	c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3588				3589				1.	d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	C895				C896				1.	e.(1)
(2) Loans secured by other nonfarm nonresidential properties	C897				C898				1.	e.(2)
2. Loans to depository institutions and acceptances of other banks	4481				4482				2.
3. Not applicable
4. Commercial and industrial loans	4638				4608				4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B514				B515				5.	a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B516				B517				5.	b.
6. Loans to foreign governments and official institutions	4643				4627				6.
7. All other loans[2]	4644				4628				7.
8. Lease financing receivables	4266				4267				8.
9. Total (sum of items 1 through 8)	4635				4605				9.

[1]	Include write-downs arising from transfers of loans to a held-for-sale account.

[2]	Includes charge-offs and recoveries on “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

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Page RI-5

Schedule RI-B — Continued
Part I. Continued

	(Column A)				(Column B)
	Charge-offs[1]				Recoveries

Memorandum				Calendar year-to-date

Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou	RIAD	Bil	Mil	Thou

1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	5409				5410				M.1.
2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:[2]
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	4652				4662				M.2.a.
b. Loans to and acceptances of foreign banks (included in Schedule RI-B part I item 2, above)	4654				4664				M.2.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 4, above)	4646				4618				M.2.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RI-B, part I, item 8, above)	F185				F187				M.2.d.
3. Memorandum item 3 is to be completed by:[2]
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:
Loans to finance agricultural production and other loans to farmers (included in Schedule RI-B, part I, item 7, above	4655				4665				M.3.
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

					Calendar year-to-date

					RIAD	Bil	Mil	Thou

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)					C388				M.4.

[1]	Include write-downs arising from transfers of loans to a held-for-sale account.

[2]	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2007, Report of Condition.

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Page RI-6

Schedule RI-B — Continued
Part II. Changes in Allowance for Loan and Lease Losses

Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Balance most recently reported for the December 31, 2007, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	B522				1.
2. Recoveries (must equal part I, item 9, column B, above)	4605				2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II item 4)	C079				3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	5523				4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4)	4230				5.
6. Adjustments* (see instructions for this schedule)	C233				6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	3123				7.

Memoranda
Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	C435				M.1.
Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.
2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	C389				M.2.
3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	C390				M.3.
Memorandum item 4 is to be completed by all banks.
4. Amount of allowance for post-acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03-3 (included in Schedule RI-B, part II, item 7, above)	C781			0	M.4.

*	Describe on Schedule RI-E — Explanations.

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Page RI-7

Schedule RI-E — Explanations
Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.
Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

		Year-to-date
Dollar Amounts in Thousands		RIAD	Bil	Mil	Thou

1. Other noninterest income (from Schedule RI, item 5.1) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 5.1:
a. Income and fees from the printing and sale of checks		C013				1.a.
b. Earnings on/increase in value of cash surrender value of life insurance		C014				1.b.
c. Income and fees from automated teller machines (ATMs)		C016				1.c.
d. Rent and other income from other real estate owned		4042				1.d.
e. Safe deposit box rent		C015				1.e.
f. Net change in the fair values of financial instruments accounted for under a fair value option		F229				1.f.
g. Bank card and credit card interchange fees		F555				1.g.
h. TEXT 4461		4461				1.h.
i. TEXT 4462		4462				1.i.
j. TEXT 4463		4463				1.j
2. Other noninterest expense (from Schedule RI, Item 7.d) Itemize and describe amounts greater than $25,000 that exceed 3% of Schedule RI, item 7.d:
a. Data processing expenses		C017				2.a.
b. Advertising and marketing expenses		0497				2.b.
c. Directors’ fees		4136			40	2.c.
d. Printing, stationery, and supplies		C018				2.d.
e. Postage		8403				2.e.
f. Legal fees and expenses		4141				2.f.
g. FDIC deposit insurance assessments		4146				2.g.
h. Accounting and auditing expenses		F556				2.h.
i. Consulting and advisory expenses		F557				2.i
j. Automated teller machine (ATM) and Interchange expenses		F558				2.j.
k. Telecommunications expenses		F559				2.k.
l. TEXT 4464 OTHER PROFESSIONAL FEES		4464			104	2.l.
m. TEXT 4467 BANK CHARGES		4467			34	2.m.
n. TEXT 4468 LONDON APPORTIONMENT COSTS		4468			153	2.n.
3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
a. (1) TEXT 4469		4469				3.a.(1)
(2) Applicable income tax effect	4486					3.a.(2)
b. (1) TEXT 4487		4487				3.b.(1)
(2) Applicable income tax effect	4488					3.b.(2)
c. (1) TEXT 4489		4489				3.c.(1)
(2) Applicable income tax effect	4491					3.c.(2)

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Page RI-8

Schedule RI-E — Continued

	Year-to-date
Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2) (itemize and describe all restatements):
a. Cumulative-effect adjustment resulting from the initial adoption of FAS 159, Fair Value Option	F465				4.a.
b. TEXT B527	B527				4.b.
5. Other transactions with parent holding company (from Schedule RI-A, item 11) (itemize and describe all such transactions):
a. TEXT 4498	4498				5.a.
b. TEXT 4499	4499				5.b.
6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):
a. TEXT 4521	4521				6.a.
b. TEXT 4522	4522				6.b.
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

	RIAD	Yes	No

Comments?	4769		✓	7.

Other explanations (please type or print clearly): (TEXT 4769)

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Page RC-1

Consolidated Report of Condition for Insured Commercial and
State-Chartered Savings Banks for June 30, 2008
All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.
Schedule RC — Balance Sheet

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou

ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin[1]		0081			362	1.	a.
b. Interest-bearing balances[2]		0071		4	500	1.	b.
2. Securities:
a. Held to maturity securities (from Schedule RC-B, column A)		1754				2.	a.
b. Available-for-sale securities (from Schedule RC-B, column D)		1773				2.	b.
3. Federal funds sold and securities purchased under agreements to resell:
a. Federal funds sold		B987				3.	a.
b. Securities purchased under agreements to resell[3]		B989				3.	b.
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale		5369				4.	a.
b. Loans and leases, net of unearned income	B528					4.	b.
c. LESS: Allowance for loan and lease losses	3123					4.	c.
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)		B529				4.	d.
5. Trading assets (from Schedule RC-D)		3545				5.
6. Premises and fixed assets (including capitalized leases)		2145			4	6.
7. Other real estate owned (from Schedule RC-M)		2150				7.
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)		2130				8.
9. Not applicable
10. Intangible assets:
a. Goodwill		3163				10.	a.
b. Other intangible assets (from Schedule RC-M)		0426				10.	b.
11. Other assets (from Schedule RC-F)		2160			710	11.
12. Total assets (sum of items 1 through 11)		2170		5	576	12.

[1]	Includes cash items in process of collection and unposted debits.

[2]	Includes time certificates of deposit not held for trading.

[3]	Includes all securities resale agreements, regardless of maturity.

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Page RC-2

Schedule RC — Continued

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou

LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)		2200				13.a.
(1) Noninterest-bearing[1]	6631					13.a.	(1)
(2) Interest-bearing	6636					13.a.	(2)
b. Not applicable
14. Federal funds purchased and securities sold under agreements to repurchase:
a. Federal funds purchased[2]		B993				14.a.
b. Securities sold under agreements to repurchase[3]		B995				14.b.
15. Trading liabilities (from Schedule RC-D)		3548				15.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)		3190				16.
17. and 18. Not applicable
19. Subordinated notes and debentures[4]		3200				19.
20. Other liabilities (from Schedule RC-G)		2930		2	143	20.
21. Total liabilities (sum of items 13 through 20)		2948		2	143	21.
22. Minority interest in consolidated subsidiaries		3000				22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus		3838				23.
24. Common stock		3230			1	24.
25. Surplus (exclude all surplus related to preferred stock)		3839		3	376	25.
26. a. Retained earnings		3632			56	26.a.
b. Accumulated other comprehensive income[5]		B530				26.b.
27. Other equity capital components[6]		A130				27.
28. Total equity capital (sum of items 23 through 27)		3210		3	433	28.
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)		3300		5	576	29.
Memorandum
To be reported with the March Report of Condition.

	RCON	Number

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2007	6724		M.1.

1	=	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2	=
Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3	=	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm
4	=	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
5	=	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)
6	=	Review of the bank’s financial statements by external auditors
7	=	Compilation of the bank’s financial statements by external auditors
8	=	Other audit procedures (excluding tax preparation work)
9	=	No external audit work

[1]	Includes total demand deposits and noninterest-bearing time and savings deposits.

[2]	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

[3]	Includes all securities repurchase agreements, regardless of maturity.

[4]	includes limited-life preferred stock and related surplus.

[5]	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses} on cash flow hedges, and minimum pension liability adjustments.

[6]	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

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Page RC-3

Schedule RC-A — Cash and Balances Due From Depository Institutions
Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Cash items in process of collection, unposted debits, and currency and coin:
a. Cash items in process of collection and unposted debits	0020				1.a.
b. Currency and coin	0080				1.b.
2. Balances due from depository institutions in the U.S.:
a. U.S. branches and agencies of foreign banks	0083				2.a.
b. Other commercial banks in the U.S. and other depository institutions in the U.S.	0085				2.b.
3. Balances due from banks in foreign countries and foreign central banks:
a. Foreign branches of other U.S. banks	0073				3.a.
b. Other banks in foreign countries and foreign central banks	0074				3.b.
4. Balances due from Federal Reserve Banks	0090				4.
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)	0010				5.
Schedule RC-B — Securities
Exclude assets held for trading.

	Held-to-maturity								Available-for-sale
	(Column A)				(Column B)				(Column C)				(Column D)
	Amortized Cost				Fair Value				Amortized Cost				Fair Value
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. U.S. Treasury securities	0211				0213				1286				1287				1.
2. U.S. Government agency obligations (exclude mortgage-backed securities):
a. Issued by U.S. Government agencies[1]	1289				1290				1291				1293				2.a.
b. Issued by U.S. Government-sponsored agencies[2]	1294				1295				1297				1298				2.b.
3. Securities issued by states and political subdivisions in the U.S.	8495				8497				8498				8499				3.

[1]	Includes Small Business Administration “Guaranteed Loan Pool Certificates,” U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

[2]	Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

FFIEC 041
Page RC-4

Schedule RC-B — Continued

	Held-to-maturity								Available-for-sale
	(Column A)				(Column B)				(Column C)					(Column D)
	Amortized Cost				Fair Value				Amortized Cost					Fair Value
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON		Bil	Mil	Thou	RCON		Bil	Mil	Thou

4. Mortgage-backed securities (MBS):
a. Pass-through securities:
(1) Guaranteed by GNMA	1698				1699				1701					1702					4.a.	(1)
(2) Issued by FNMA and FHLMC	1703				1705				1706					1707					4.a.	(2)
(3) Other pass-through securities.	1709				1710				1711					1713					4.a.	(3)
b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
(1) Issued or guaranteed by FNMA, FHLMC, or GNMA	1714				1715				1716					1717					4.b.	(1)
(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	1718				1719				1731					1732					4.b.	(2)
(3) All other mortgage-backed securities	1733				1734				1735					1736					4.b.	(3)
5. Asset-backed securities (ABS)	C026				C988				C989					C027					5.
6. Other debt securities:
a. Other domestic debt securities	1737				1738				1739					1741					6.a.
b. Foreign debt securities	1742				1743				1744					1746					6.b.
7. Investments in mutual funds and other equity securities with readily determinable fair values[1]										A510					A511					7.
8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	1754				1771				1772					1773					8.

[1]	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

FFIEC 041
Page RC-5

Schedule RC-B — Continued
Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Pledged securities[1]	0416				M.1.
2. Maturity and repricing data for debt securities[1,2] (excluding those in nonaccrual status):
a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by dosed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[3,4]

(1) Three months or less	A549				M.2.a.	(1)
(2) Over three months through 12 months	A550				M.2.a.	(2)
(3) Over one year through three years	A551				M.2.a.	(3)
(4) Over three years through five years	A552				M.2.a.	(4)
(5) Over five years through 15 years	A553				M.2.a.	(5)
(6) Over 15 Years	A554				M.2.a.	(6)
b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:[3,5]
(1) Three months or less	A555				M.2.b.	(1)
(2) Over three months through 12 months	A556				M.2.b.	(2)
(3) Over one year through three years	A557				M.2.b.	(3)
(4) Over three years through five years	A558				M.2.b.	(4)
(5) Over five years through 15 years	A559				M.2.b.	(5)
(6) Over 15 years	A560				M.2.b.	(6)
c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:[6]
(1) Three years or less	A561				M.2.c.	(1)
(2) Over three years	A562				M.2.c.	(2)
d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	A248				M.2.d.
3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	1778				M.3.
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
a. Amortized cost	8782				M.4.a.
b. Fair value	8783				M.4.b.

[1]	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

[2]	Exclude investments in mutual funds and other equity securities with readily determinable fair values.

[3]	Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

[4]	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

[5]	Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

[6]	Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

FFIEC 041
Page RC-6

Schedule RC-B — Continued
Memoranda — Continued

	Held-to-maturity								Available-for-sale
	(Column A)				(Column B)				(Column C)				(Column D)
	Amortized Cost				Fair Value				Amortized Cost				Fair Value
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bill	Mil	Thou

Memorandum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.[1]
5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5):
a. Credit card receivables	B838				B839				B840				B841				M.5.a
b. Home equity lines	B842				B843				B844				B845				M.5.b.
c. Automobile loans	B846				B847				B848				B849				M.5.c.
d. Other consumer loans	B850				B851				B852				B853				M.5.d.
e. Commercial and industrial loans	B854				B855				B856				B857				M.5.e.
f. Other	B858				B859				B860				B861				M.5.f.

[1]	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

FFIEC 041
Page RC-7

Schedule RC-C — Loans and Lease Financing Receivables
Part 1. Loans and Leases
Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

	(Column A)				(Column B)
	To Be Completed				To Be Completed
	by Banks with				by All Banks
	$300 Million or More
	in Total Assets[1]
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans					F158				1.a.(1)
(2) Other construction loans and all land development and other land loans					F159				1.a.(2)
b. Secured by farmland (including farm residential and other improvements)					1420				1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit					1797				1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens					5367				1.c.(2)(a)
(b) Secured by junior liens					5368				1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties					1460				1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties					F160				1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties					F161				1.e.(2)
2. Loans to depository institutions and acceptances of other banks					1288				2.
a. To commercial banks in the U.S.:
(1) To U.S. branches and agencies of foreign banks	B532								2.a.(1)
(2) To other commercial banks in the U.S.	B533								2.a.(2)
b. To other depository institutions in the U.S.	B534								2.b.
c. To banks in foreign countries:
(1) To foreign branches of other U.S. banks	B536								2.c.(1)
(2) To other banks in foreign countries	B537								2.c.(2)
3. Loans to finance agricultural production and other loans to farmers					1590				3.
4. Commercial and industrial loans					1766				4.
a. To U.S. addressees (domicile)	1763								4.a.
b. to non-U.S. addressees (domicile)	1764								4.b.
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
a. Credit cards					B538				6.a.
b. Other revolving credit plans					B539				6.b.
c. Other consumer loans (includes single payment, installment, and all student loans)					2011				6.c.
7. Loans to foreign governments and official institutions (including foreign central banks)					2081				7.
8. Obligations (other than securities and leases) of states and political subdivisions in the U.S.					2107				8.
9. Other loans					1563				9.
a. Loans for purchasing or carrying securities (secured and unsecured)	1545								9.a.
b. All other loans (exclude consumer loans)	1564								9.b.

[1]	The $300 million asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

FFIEC 041
Page RC-8

Schedule RC-C — Continued
Part 1. Continued

	(Column A)				(Column B)
	To Be Completed				To Be Completed
	by Banks with				by All Banks
	$300 Million or More
	in Total Assets[1]
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

10. Lease financing receivables (net of unearned income)					2165				10.
a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	F162								10.a.
b. All other leases	F163								10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above					2123				11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (must equal Schedule RC, sum of items 4.a and 4.b)					2122				12.
Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Loans and leases restructured and in compliance with modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
a. Loans secured by 1-4 family residential properties	F576				M.1.a
b. Other loans and all leases (exclude loans to individuals for household, family, and other personal expenditures	1616				M.1.b.
2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:[2,3]

(1) Three months or less	A564				M.2.a.(1)
(2) Over three months through 12 months	A565				M.2.a.(2)
(3) Over one year through three years	A566				M.2.a.(3)
(4) Over three years through five years	A567				M.2.a.(4)
(5) Over five years through 15 years	A568				M.2.a.(5)
(6) Over 15 years	A569				M.2.a.(6)
b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:[2,4]

(1) Three months or less	A570				M.2.b.(1)
(2) Over three months through 12 months	A571				M.2.b.(2)
(3) Over one year through three years	A572				M.2.b.(3)
(4) Over three years through five years	A573				M.2.b.(4)
(5) Over five years through 15 years	A574				M.2.b.(5)
(6) Over 15 years	A575				M.2.b.(6)
c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	A247				M.2.c.

[1]	The $300 million asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

[2]	Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

[3]	Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

[4]	Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

FFIEC 041
Page RC-9

Schedule RC-C — Continued
Part I. Continued
Memoranda — Continued

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column B4	2746				M.3.
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	5370				M.4.
5. To be completed by banks with $300 million or more in total assets:[5]
Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)	B837				M.5.
Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a.	C391				M.6.
Memorandum item 7 is to be completed by all banks.
7. Purchased impaired loans held for investment accounted for in accordance with AICPA Statement of Position 03-3 (exclude loans held for sale):
a. Outstanding balance	C779				M.7.a.
b. Carrying amount included in Schedule RC-C, part I, items 1 through 9	C780				M.7.b.
8. Closed-end loans with negative amortization features secured by 1-4 family residential properties:
a. Total carrying amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and (b))	F230				M.8.a.
Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1-4 family residential properties (as reported in Schedule RC-C, part I, Memorandum item 8.a.) as of December 31, 2007, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income (as reported in Schedule RC-C, part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties	F231				M.8.b.
c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the carrying amount reported in Memorandum item 8.a above	F232				M.8.c.
9. Loans secured by 1-4 family residential properties in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b)	F577				M.9.
10. Loans measured at fair value (included in Schedule RC-C, part I, items 1 through 9):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F578				M.10.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	F579				M.10.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F580				M.10.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	F581				M.10.a.(3)(b)(1)
(2) Secured by junior liens	F582				M.10.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F583				M.10.a.(4)
(5) Secured by nonfarm nonresidential properties	F584				M.10.a.(5)
b. Commercial and industrial loans	F585				M.10.b.

[4]	Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

[5]	The $300 million asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

FFIEC 041
Page RC-10

Schedule RC-C — Continued
Part I. Continued
Memoranda—Continued

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

10. c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F586				M.10.c.	(1)
(2) Other revolving credit plans	F587				M.10.c.	(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	F588				M.10.c.	(3)
d. Other loans	F589				M.10.d
11. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-C, part I, Memorandum item 10):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F590				M.11.a.	(1)
(2) Secured by farmland (including farm residential and other improvements)	F591				M.11.a.	(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F592				M.11.a.	(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	F593				M.11.a.	(3)(b)(1)
(2) Secured by junior liens	F594				M.11.a.	(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F595				M.11.a.	(4)
(5) Secured by nonfarm nonresidential properties	F596				M.11.a.	(5)
b. Commercial and industrial loans	F597				M.11.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F598				M.11.c.	(1)
(2) Other revolving credit plans	F599				M.11.c.	(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	F600				M.11.c.	(3)
d. Other loans	F601				M.11.d.

FFIEC 041
Page RC-10a
22a

Schedule RC-C — Continued
Part II. Loans to Small Businesses and Small Farms
Schedule RC-C, Part II is to be reported only with the June Report of Condition.
Report the number and amount currently outstanding as of June 30 of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan: (1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses	RCON	Yes	No

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), and all or substantially all of the dollar volume of your bank’s “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4,[1] have original amounts of $100,000 or less (if your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)	6999			1.
If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

	Number of Loans
	RCON

2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
a. “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (Note: Sum of items 1.e.(1) and 1.e.(2) divided by the number of loans should NOT exceed $100,000.).	5562	2.a.
b. “Commercial and industrial loans” reported in Schedule RC-C, part I. item 4.[1] (Note: Item 4,[1] divided by the number of loans should NOT exceed $100,000.)	5563	2.b.

	(Column A)	(Column B)
		Amount
		Currently
	Number of Loans	Outstanding
Dollar Amounts in Thousands	RCON	RCON	Bil	Mil	Thou

3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2) (sum of Items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, sum of items 1.e.(1) and 1.e.(2)):

a. With original amounts of $100,000 or less	5564	5565				3.a.
b. With original amounts of more than $100,000 through $250,000	5566	5567				3.b.
c. With original amounts of more than $250,000 through $1,000,000	5568	5569				3.c.
4. Number and amount currently outstanding of “Commercial and industrial loans” reported in Schedule RC-C, part I, item 4[1] (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 41):

a. With original amounts of $100,000 or less	5570	5571				4.a.
b. With original amounts of more than $100,000 through $250,000	5572	5573				4.b.
c. With original amounts of more than $250,000 through $1,000,000	5574	5575				4.c.

[1]	Banks with $300 million or more in total assets should provide the requested information for “Commercial and industrial loans” based on the loans reported in Schedule RC-C, part I, item 4.a, column A, “Commercial and industrial loans to U.S. addressees.

FFIEC 041
Page RC-10b
22b

Schedule RC-C — Continued
Part II. Continued

Agricultural Loans to Small Farms	RCON	Yes	No

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank’s “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, and all or substantially all of the dollar volume of your bank’s “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories, place an “X” in the box marked “NO.”)	6860			5.
If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

	Number of Loans
	RCON
6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
a. “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b, (Note: Item 1.b divided by the number of loans should NOT exceed $100,000.)	5576	6.a.
b. “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed $100,000.)	5577	6.b.

	(Column A)	(Column B)
		Amount
		Currently
	Number of Loans	Outstanding
Dollar Amounts in Thousands	RCON	RCON	Bil	Mil	Thou

7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” reported in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b):

a. With original amounts of $100,000 or less	5578	5579				7.a.
b. With original amounts of more than $100,000 through $250,000	5580	5581				7.b.
c. With original amounts of more than $250,000 through $500,000	5582	5583				7.c.
8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” reported in Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):

a. With original amounts of $100,000 or less	5584	5585				8.a.
b. With original amounts of more than $100,000 through $250,000	5586	5587				8.b.
c. With original amounts of more than $250,000 through $500,000	5588	5589				8.c.

FFIEC 041
Page RC-11

Schedule RC-D — Trading Assets and Liabilities
Schedule RC-D is to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more in any of the four preceding calendar quarters.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

ASSETS
1. U.S. Treasury securities	3531				1.
2. U.S. Government agency obligations (exclude mortgage-backed securities)	3532				2.
3. Securities issued by states and political subdivisions in the U.S.	3533				3.
4. Mortgage-backed securities (MBS):
a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	3534				4.a.
b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include CMOs, REMICs, and stripped MBS)	3535				4.b.
c. All other mortgage-backed securities	3536				4.c.
5. Other debt securities	3537				5.
6. Loans:
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F604				6.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	F605				6.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F606				6.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	F607				6.a.(3)(b)(1)
(2) Secured by junior liens	F611				6.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F612				6.a.(4)
(5) Secured by nonfarm nonresidential properties	F613				6.a.(5)
b. Commercial and industrial loans	F614				6.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F615				6.c.(1)
(2) Other revolving credit plans	F616				6.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	F617				6.c.(3)
d. Other loans	F618				6.d.
7. and 8. Not applicable
9. Other trading assets	3541				9.
10. Not applicable
11. Derivatives with a positive fair value	3543				11.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)	3545				12.
LIABILITIES
13. a. Liability for short positions	3546				13.a.
b. Other trading liabilities	F624				13.b.
14. Derivatives with a negative fair value	3547				14.
15. Total trading liabilities (sum of items 13.a. through 14) (must equal Schedule RC, item 15)	3548				15.

FFIEC 041
Page RC-12

Schedule RC-D — Continued
Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a.(1) through 6.d):
a. Loans secured by real estate:
(1) Construction, land development, and other land loans	F625				M.1.a.(1)
(2) Secured by farmland (including farm residential and other improvements)	F626				M.1.a.(2)
(3) Secured by 1-4 family residential properties:
(a) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	F627				M.1.a.(3)(a)
(b) Closed-end loans secured by 1-4 family residential properties:
(1) Secured by first liens	F628				M.1.a.(3)(b)(1)
(2) Secured by junior liens	F629				M.1.a.(3)(b)(2)
(4) Secured by multifamily (5 or more) residential properties	F630				M.1.a.(4)
(5) Secured by nonfarm nonresidential properties	F631				M.1.a.(5)
b. Commercial and industrial loans	F632				M.1.b.
c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
(1) Credit cards	F633				M.1.c.(1)
(2) Other revolving credit plans	F634				M.1.c.(2)
(3) Other consumer loans (includes single payment, installment, and all student loans)	F635				M.1.c.(3)
d. Other loans	F636				M.1.d.
2. Not applicable
3. Loans measured at fair value that are past due 90 days or more:[1]
a. Fair value	F639				M.3.a.
b. Unpaid principal balance	F640				M.3.b.
Memorandum items 4 through 10 are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $1 billion or more in any of the four preceding calendar quarters.[1]
4. Asset-backed securities:
a. Residential mortgage-backed securities	F641				M.4.a.
b. Commercial mortgage-backed securities	F642				M.4.b.
c. Credit card receivables	F643				M.4.c.
d. Home equity lines	F644				M.4.d.
e. Automobile loans	F645				M.4.e
f. Other consumer loans	F646				M.4.f.
g. Commercial and industrial loans	F647				M.4.g.
h. Other	F648				M.4.h.
5. Collateralized debt obligations:
a. Synthetic	F649				M.5.a.
b. Other	F650				M.5.b.
6. Retained beneficial interests in securitizations (first-loss or equity tranches)	F651				M.6.
7. Equity securities:
a. Readily determinable fair values	F652				M.7.a.
b. Other	F653				M.7.b.
8. Loans pending securitization	F654				M.8.

[1]	NOTE: Completion of Memorandum items 3.a and 3.b and Memorandum items 4 through 10 of Schedule RC-D is optional for the March 31, 2008, report date only. Memorandum items 3.a and 3.b must be completed by all banks and Memorandum items 4 through 10 must be completed by all banks that meet the $1 billion reporting threshold beginning June 30, 2008.

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Page RC-13

Schedule RC-D — Continued
Memoranda — Continued

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $25,000 and exceed 25% of the item):
a. TEXT F655	F655				M.9.a.
b. TEXT F656	F656				M.9.b.
c. TEXT F657	F657				M.9.c.
10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $25,000 and exceed 25% of the item):
a. TEXT F658	F658				M.10.a.
b. TEXT F659	F659				M.10.b.
c. TEXT F660	F660				M.10.c.

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Page RC-14

Schedule RC-E — Deposit Liabilities

	Transaction Accounts								Nontransaction Accounts
	(Column A)				(Column B)				(Column C)
	Total transaction accounts				Memo: Total demand deposits				Total nontransaction accounts
	(including total demand deposits)				(included in column A)				(including MMDAs)
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

Deposits of:
1. Individuals, partnerships, and corporations (include all certified and official checks)	B549								B550				1.
2. U.S. Government	2202								2520				2.
3. States and political subdivisions in the U.S.	2203								2530				3.
4. Commercial banks and other depository institutions in the U.S.	B551								B552				4.
5. Banks in foreign countries	2213								2236				5.
6. Foreign governments and official institutions (including foreign central banks)	2216								2377				6.
7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	2215				2210				2385				7.

Memoranda
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts	6835				M.1.a.
b. Total brokered deposits	2365				M.1.b.
c. Fully insured brokered deposits (included in Memorandum item 1.b. above):[1]
(1) Brokered deposits issued in denominations of less than $100,000	2343				M.1.c.	(1)
(2) Brokered deposits issued in denominations of $100,000 and certain brokered retirement deposit accounts	2344				M.1.c.	(2)
d. Maturity data for brokered deposits:	A243				M.1.d.	(1)
(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)	A243				M.1.d.	(1)
(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)	A244				M.1.d.	(2)
e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only)	5590				M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):
a. Savings deposits:
(1) Money market deposit accounts (MMDAs)	6810				M.2.a.	(1)
(2) Other savings deposits (excludes MMDAs)	0352				M.2.a.	(2)
b. Total time deposits of less than $100,000	6648				M.2.b.
c. Total time deposits of $100,000 or more	2604				M.2.c.
(1) Individual Retirement Accounts (IRAs) and Keogh Plan accounts included in Memorandum item 2.c, “Total time deposits of $100,000 or more,” above	F233				M.2.c.	(1)

[1]	Report brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less then $100,000 (see instructions). Report brokered retirement deposit accounts in Memorandum item 1.c.(2) if they have been issued either in denominations of exactly $100,000 through exactly $250,000 or in denominations greater than $250,000 and participated out by the broker in shares of exactly $100,000 through exactly $250,000 of less.

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Page RC-15

Schedule RC-E — Continued

Memoranda — Continued
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

3. Maturity and repricing data for time deposits of less than $100,000:
a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:[1,2]
(1) Three months or less	A579				M.3.a.	(1)
(2) Over three months through 12 months	A580				M.3.a.	(2)
(3) Over one year through three years	A581				M.3.a.	(3)
(4) Over three years	A582				M.3.a.	(4)
b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	A241				M.3.b.
4. Maturity and repricing data for time deposits of $100,000 or more:
a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:[1,4]
(1) Three months or less	A584				M.4.a.	(1)
(2) Over three months through 12 months	A585				M.4.a.	(2)
(3) Over one year through three years	A586				M.4.a.	(3)
(4) Over three years	A587				M.4.a.	(4)
b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	A242				M.4.b.

[1]	Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

[2]	Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.

[3]	Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

[4]	Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

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Page RC-15

Schedule RC-F — Other Assets

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou

1. Accrued interest receivable[1]			B556			8	1.
2. Net deferred tax assets[2]			2148			83	2.
3. Interest-only strips receivable (not in the form of a security)[3] on:
a. Mortgage loans			A519				3.a.
b. Other financial assets			A520				3.b.
4. Equity securities that DO NOT have readily determinable fair values[4]			1752				4.
5. Life insurance assets			C009				5.
6. All other assets (itemize and describe amounts greater than $25,000 that exceed 25% of this item)			2168				6.
a. Prepaid expenses	2166	352					6.a.
b. Repossessed personal property (including vehicles)	1578						6.b.
c. Derivatives with a positive fair value held for purposes other than trading	C010						6.c.
d. Retained interests in accrued interest receivable related to securitized credit cards	C436						6.d.
e. TEXT 3549 ACCOUNTS RECEIVABLE	3549	266					6.e.
f. TEXT 3550 ROUNDING ADJUSTMENT	3550	1					6.f.
g. TEXT 3551	3551						6.g.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)			2160			710	7.
Schedule RC-G — Other Liabilities

Dollar Amounts in Thousands				RCON	Bil	Mil	Thou

1. a. Interest accrued and unpaid on deposits[5]				3645				1.a.
b. Other expenses accrued and unpaid (includes accrued income taxes payable)				3646				1.b.
2. Net deferred tax liabilities[2]				3049				2.
3. Allowance for credit losses on off-balance sheet credit exposures				B557				3.
4. All other liabilities (itemize and describe amounts greater than $25,000 that exceed 25% of this item)				2938				4.
a. Accounts payable	3066		898					4.a.
b. Deferred compensation liabilities	C011							4.b.
c. Dividends declared but not yet payable	2932							4.c.
d. Derivatives with a negative fair value held for purposes other than trading	C012							4.d.
e. TEXT 3552 DEFERRED FEES	3552		376					4.e.
f. TEXT 3553 INTERCOMPANY PAYABLE	3553	1	064					4.f.
g. TEXT 3554	3554							4.g.
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)				2930		2	143	5.

[1]	Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

[2]	See discussion of deferred income taxes in Glossary entry on “Income taxes.”

[3]	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

[4]	Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

[5]	For savings banks, include “dividends” accrued and unpaid on deposits.

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Page RC-17

Schedule RC-K—Quarterly Averages1

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

ASSETS
1. Interest-bearing balances due from depository institutions	3381		3	800	1.
2. U.S. Treasury securities and U.S. Government agency obligations[2] (excluding mortgage-backed securities)	B558				2.
3. Mortgage-backed securities[2]	B559				3.
4. All other securities[2,3] (includes securities issued by states and political subdivisions in the U.S.)	B560				4.
5. Federal funds sold and securities purchased under agreements to resell	3365				5.
6. Loans:
a. Total loans	3360				6.a.
b. Loans secured by real estate:
(1) Loans secured by 1-4 family residential properties	3465				6.b.(1)
(2) All other loans secured by real estate	3466				6.b.(2)
c. Commercial and industrial loans	3387				6.c.
d. Loans to individuals for household, family, and other personal expenditures:
(1) Credit cards	B561				6.d.(1)
(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B562				6.d.(2)
7. To be completed by banks with $100 million or more in total assets:[4]
Trading assets	3401				7.
8. Lease financing receivables (net of unearned income)	3484				8.
9. Total assets[5]	3368		5	447	9.

LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts) (exclude demand deposits)	3485				10.
11. Nontransaction accounts:
a. Savings deposits (includes MMDAs)	B563				11.a.
b. Time deposits of $100,000 or more	A514				11.b.
c. Time deposits of less than $100,000	A529				11.c.
12. Federal funds purchased and securities sold under agreements to repurchase	3353				12.
13. To be completed by banks with $100 million or more in total assets:[4]
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	3355				13.

Memorandum
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

Memorandum item 1 is to be completed by:[4]
• banks with $300 million or more in total assets, and
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I item 3) exceeding five percent of total loans.
1. Loans to finance agricultural production and other loans to farmers	3386				M.1.

[1]	For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

[2]	Quarterly averages for all debt securities should be based on amortized cost.

[3]	Quarterly averages for all equity securities should be based on historical cost.

[4]	The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2007, Report of Condition.

[5]	The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

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Page RC-18

Schedule RC-L — Derivatives and Off-Balance Sheet Items
Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar Amounts in Thousands		RCON	Bil	Mil	Thou

1. Unused commitments:
a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home equity lines		3814				1.a.
b. Credit card lines		3815				1.b.
c. (1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate:
(a) 1-4 family residential construction loan commitments		F164				1.c.	(1)(a)
(b) Commercial real estate, other construction loan, and land development loan commitments		F165				1.c.	(1)(b)
(2) Commitments to fund commercial real estate, construction, and land development loans NOT secured by real estate		6550				1.c.	(2)
d. Securities underwriting		3317				1.d.
e. Other unused commitments		3818				1.e.
2. Financial standby letters of credit		3819				2.
a. Amount of financial standby letters of credit conveyed to others	3820					2.a.
3. Performance standby letters of credit		3821				3.
a. Amount of performance standby letters of credit conveyed to others	3822					3.a.
4. Commercial and similar letters of credit		3411				4.
5. Not applicable
6. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)		3433				6.

	(Column A)				(Column B)
	Guarantor				Beneficiary
	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

7. Credit derivatives:
a. Notional amounts:
(1) Credit default swaps	C968				C969					7.a.(1)
(2) Total return swaps	C970				C971					7.a.(2)
(3) Credit options	C972				C973					7.a.(3)
(4) Other credit derivatives	C974				C975					7.a.(4)
b. Gross fair values:
(1) Gross positive fair value	C219				C221					7.b.(1)
(2) Gross negative fair value	C220				C222					7.b.(2)
8. Spot foreign exchange contracts									8765	8.
9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)									3430	9.
a. Securities borrowed					3432					9.a.
b. Commitments to purchase when-issued securities					3434					9.b.
c. Standby letters of credit issued by a Federal Home Loan Bank on the bank’s behalf					C978					9.c.
d. TEXT 3555					3555					9.d.
e. TEXT 3556					3556					9.e.
f. TEXT 3557					3557					9.f.
10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, “Total equity capital”)									5591	10.
a. Commitments to sell when-issued securities					3435					10.a.
b. TEXT 5592					5592					10.b.
c. TEXT 5593					5593					10.c.
d. TEXT 5594					5594					l0.d.
e. TEXT 5595					5595					l0.e.

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Page RC-19

Schedule RC-L — Continued

Dollar Amounts in Thousands	RCON	Tril	Bil	Mil	Thou

11. Year-to-date merchant credit card sales volume:
a. Sales for which the reporting bank is the acquiring bank	C223					11.a.
b. Sales for which the reporting bank is the agent bank with risk	C224					11.b.

	(Column A)				(Column B)				(Column C)				(Column D)
	Interest Rate				Foreign Exchange				Equity Derivative				Commodity and
Dollar Amounts in Thousands	Contracts				Contracts				Contracts				Other Contracts
Derivatives Position Indicators	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou

12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):	RCON 8693				RCON 8894				RCON 8695				RCON 8696
a. Futures contracts																	12.a.
	RCON 8697				RCON 8698				RCON 8699				RCON 8700
b. Forward contracts																	12.b.
c. Exchange-traded option contracts:	RCON 8701				RCON 8702				RCON 8703				RCON 8704
(1) Written options																	12.c.	(1)
	RCON 8705				RCON 8706				RCON 8707				RCON 8708
(2) Purchased options																	12.c.	(2)
d. Over-the-counter option contracts:	RCON 8709				RCON 8710				RCON 8711				RCON 8712
(1) Written options																	12.d.	(1)
	RCON 8713				RCON 8714				RCON 8715				RCON 8716
(2) Purchased options																	12.d.	(2)
	RCON 3450				RCON 3826				RCON 8719				RCON 8720
e. Swaps																	12.e.
13. Total gross notional amount of derivative contracts held for trading	RCON A126				RCON A127				RCON 8723				RCON 8724				13.
14. Total gross notional amount of derivative contracts held for purposes other than trading	RCON 8725				RCON 8726				RCON 8727				RCON 8728				14.
a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCON A589																14.a.
15. Gross fair values of derivative contracts:
a. Contracts held for trading:	RCON 8733				RCON 8734				RCON 8735				RCON 8736
(1) Gross positive fair value																	15.a.	(1)
	RCON 8737				RCON 8738				RCON 8739				RCON 8740
(2) Gross negative fair value																	15.a.	(2)
b. Contracts held for purposes other than trading:	RCON 8741				RCON 8742				RCON 8743				RCON 8744
(1) Gross positive fair value																	15.b.	(1)
	RCON 8745				RCON 8746				RCON 8747				RCON 8748
(2) Gross negative fair value																	15.b.	(2)

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Page RC-20

Schedule RC-M — Memoranda

Dollar Amounts in Thousands				RCON	Bil	Mil	Thou

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests				6164				1.a.
b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations		6165	Number					1.b.
2. Intangible assets other than goodwill:
a. Mortgage servicing assets				3164				2.a.
(1) Estimated fair value of mortgage servicing assets	A590							2.a.	(1)
b. Purchased credit card relationships and nonmortgage servicing assets				B026				2.b.
c. All other identifiable intangible assets				5507				2.c.
d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)				0426				2.d.
3. Other real estate owned:
a. Direct and indirect Investments in real estate ventures				5372				3.a.
b. All other real estate owned:
(1) Construction, land development, and other land				5508				3.b.	(1)
(2) Farmland				5509				3.b.	(2)
(3) 1-4 family residential properties				5510				3.b.	(3)
(4) Multifamily (5 or more) residential properties				5511				3.b.	(4)
(5) Nonfarm nonresidential properties				5512				3.b.	(5)
(6) Foreclosed properties from “GNMA loans”				C979				3.b.	(6)
c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)				2150				3.c.
4. Investments in unconsolidated subsidiaries and associated companies:
a. Direct and indirect investments in real estate ventures				5374				4.a.
b. All other investments in unconsolidated subsidiaries and associated companies				5375				4.b.
c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)				2130				4.c.
5. Other borrowed money:
a. Federal Home Loan Bank advances:
(1) Advances with a remaining maturity or next repricing date of:[1]
(a) One year or less				F055				5.a.	(1)(a)
(b) Over one year through three years				F056				5.a.	(1)(b)
(c) Over three years through five years				F057				5.a.	(1)(c)
(d) Over five years				F058				5.a.	(1)(d)
(2) Advances with a REMAINING MATURITY of one year or less (included in item 5.a.(1)(a) above)[2]				2651				5.a.	(2)
(3) Structured advances (included in items 5.a.(1)(a) - (d) above)				F059				5.a.	(3)
b. Other borrowings:
(1) Other borrowings with a remaining maturity or next repricing date of:[3]
(a) One year or less				F060				5.b.	(1)(a)
(b) Over one year through three years				F061				5.b.	(1)(b)
(c) Over three years through five years				F062				5.b.	(1)(c)
(d) Over five years				F063				5.b.	(1)(d)
(2) Other borrowings with a REMAINING MATURITY of one year or less (included in item 5.b.(1)(a) above)[4]				B571				5.b.	(2)
c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)				3190				5.c.

[1]	Report fixed rate advances by remaining maturity and floating rate advances by next repricing date.

[2]	Report both fixed and floating rate advances by remaining maturity. Exclude floating rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.

[3]	Report fixed rate other borrowings by remaining maturity and floating rate other borrowings by next repricing date.

[4]	Report both fixed and floating rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

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Page RC-20

Schedule RC-M — Continued

Dollar Amounts in Thousands	RCON	Yes		No

6. Does the reporting bank sell private label or third party mutual funds and annuities?	B569			✓	6.
	RCON	Bil	Mil	Thou
7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	B570				7.
8. Primary Internet Web site address of the bank (home page), if any (Example: www.examplebank.com) [TEXT 4087] http://www.Lawdeb.com					8.
9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCON 4088	Yes	No ✓		9.
10. Secured liabilities:	RCON	Bil	Mil	Thou
a. Amount of “Federal funds purchased” that are secured (included in Schedule RC, item 14.a)	F064				10.	a.
b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, item’s 5.b.(1)(a)-(d))	F065				10.	b

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Page RC-22

Schedule RC-N — Past Due and Nonaccrual Loans, Leases, and Other Assets

	(Column A)				(Column B)				(Column C)
	Past due 30				Past due 90				Nonaccrual
	through 89 days				days or more
	and still accruing				and still accruing
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. Loans secured by real estate:
a. Construction, land development, and other land loans:
(1) 1-4 family residential construction loans	F172				F174				F176				1.a.(1)
(2) Other construction loans and all land development and other land loans	F173				F175				F177				1.a.(2)
b. Secured by farmland	3493				3494				3495				1.b.
c. Secured by 1-4 family residential properties:
(1) Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	5398				5399				5400				1.c.(1)
(2) Closed-end loans secured by 1-4 family residential properties:
(a) Secured by first liens	C236				C237				C229				1.c.(2)(a)
(b) Secured by junior liens	C238				C239				C230				1.c.(2)(b)
d. Secured by multifamily (5 or more) residential properties	3499				3500				3501				1.d.
e. Secured by nonfarm nonresidential properties:
(1) Loans secured by owner-occupied nonfarm nonresidential properties	F178				F180				F182				1.e.(1)
(2) Loans secured by other nonfarm nonresidential properties	F179				F181				F183				1.e.(2)
2. Loans to depository institutions and acceptances of other banks	B834				B835				B836				2.
3. Not applicable
4. Commercial and industrial loans	1606				1607				1608				4.
5. Loans to individuals for household, family, and other personal expenditures:
a. Credit cards	B575				B576				B577				5.a.
b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)	B578				B579				B580				5.b.
6. Loans to foreign governments and official institutions	5389				5390				5391				6.
7. All other loans[1]	5459				5460				5461				7.
8. Lease financing receivables	1226				1227				1228				8.
9. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	3505				3506				3507				9.

[1]	Includes past due and nonaccrual “Loans to finance agricultural production and other loans to farmers,” “Obligations (other than securities and leases) of states and political subdivisions in the U.S.,” and “Other loans.”

FFIEC 041
Page RC-23

Schedule RC-N — Continued
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

	(Column A)				(Column B)				(Column C)
	Past due 30				Past due				Nonaccrual
	through 89 days				90 days or more
	and still accruing				and still accruing
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government	5612				5613				5614				10.
a. Guaranteed portion of loans and leases included in item 10 above {exclude rebooked “GNMA loans”)	5615				5616				5617				10.a.
b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 10 above	C856				C867				C868				10.b.

FFIEC 041
Page RC-24

Schedule RC-N — Continued

Memoranda	(Column A)				(Column B)				(Column C)
	Past due 30				Past due 90				Nonaccrual
	through 89 days				days or more
	and still accruing				and still accruing
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

1. Restructured loans and leases included in Schedule RC-N, items 1 through 8, above (and not reported in Schedule RC-C, Part I, Memorandum item 1):
a. Loans secured by 1-4 family residential properties	F661				F662				F663				M.1.a.
b. Other loans and all leases (excludes loans to individuals for household, family, and other personal expenditures)	1658				1659				1661				M.1.b.
2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	6558				6559				6560				M.2.
3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:[1]
a. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	1248				1249				1250				M.3.a.
b. Loans to and acceptances of foreign banks (included in Schedule RC-N, item 2, above)	5380				5381				5382				M.3.b.
c. Commercial and industrial loans to non-U.S. addressees (domicile) (included in Schedule RC-N, item 4, above)	1254				1255				1256				M.3.c.
d. Leases to individuals for household, family, and other personal expenditures (included in Schedule RC-N, item 8, above)	F166				F167				F168				M.3.d.

Memorandum item 4 is to be completed by:[1]
• banks with $300 million or more in total assets
• banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans:
4. Loans to finance agricultural production and other loans to farmers (included in Schedule RC-N, item 7, above)	1594				1597				1583				M.4.
5. Loans and leases held for sale and loans measured at fair value (included in Schedule RC-N, items 1 through 8, above):
a. Loans and leases held for sale	C240				C241				C226				M.5.a.
b. Loans measured at fair value:[1]
(1) Fair value	F664				F665				F666				M.5.b.	(1)
(2) Unpaid principal balance	F667				F668				F669				M.5.b.	(2)

[1]	NOTE: Completion of Memorandum items 5.b.(1) and (2) of Schedule RC-N is optional for the March 31, 2008, report date only. These items must be completed by all banks beginning June 30, 2008.

FFIEC 041
Page RC-25

Schedule RC-N — Continued
Memoranda — Continued

	(Column A)				(Column B)
	Past due 30				Past due 90
	through 89 days				days or more
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

Memorandum item 6 is to be completed by banks with $300 million or more in total assets:[1]
6. Interest rate, foreign exchange rate, and other commodity and equity contracts:
Fair value of amounts carried as assets	3529				3530				M.6.
									RCON	Bil	Mil	Thou
7. Additions to nonaccrual assets during the quarter									C410				M.7.
8. Nonaccrual assets sold during the quarter									C411				M.8.

[1]	The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2007, Report of Condition.

FFIEC 041
Page RC-26

Schedule RC-O — Other Data for Deposit Insurance and FICO Assessments
All banks must complete items 1 and 2, Memorandum item 1, and, if applicable, Memorandum items 2 and 3 each quarter. Each bank that reported $1 billion or more in total assets in its March 31, 2007, Report of Condition must complete items 4 and 5 each quarter. In addition, each bank that reported $1 billion or more in total assets in two consecutive Reports of Condition beginning with its June 30, 2007, report must begin to complete items 4 and 5 each quarter starting six months after the second consecutive quarter in which it reports total assets of $1 billion or more. Each bank that becomes insured by the FDIC on or after April 1, 2007, must complete items 4 and 5 each quarter. Any other bank may choose to complete items 4 and 5, but the bank must then continue to complete items 4 and 5 each quarter thereafter.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Total deposit liabilities before exclusions (gross) as defined in Section 3(1) of the Federal Deposit Insurance Act and FDIC regulations	F236				1.
2. Total allowable exclusions	F237				2.
3. Not applicable
4. Total daily average of deposit liabilities before exclusions (gross) as defined in Section 3(I) of the Federal Deposit Insurance Act and FDIC regulations	F238				4.
5. Total daily average of allowable exclusions	F239				5.

Memorandum
Dollar Amounts in Thousands		RCON	Bil	Mil	Thou

1. Total deposits of the bank (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):
a. Deposit accounts (excluding retirement accounts) of $100,000 or less:[1]
(1) Amount of deposit accounts (excluding retirement accounts) of $100,000 or less:		F049				M.1.a.(1)
(2) Number of deposit accounts (excluding retirement accounts)	Number
of $100,000 or less (to be completed for the June report only)	F050					M.1.a.(2)
b. Deposit accounts (excluding retirement accounts) of more than $100,000:[1]
(1) Amount of deposit accounts (excluding retirement accounts) of more than $100,000		F051				M.1.b.(1)
(2) Number of deposit accounts (excluding retirement accounts)	Number
of more than $100,000	F052					M.1.b.(2)
c. Retirement deposit accounts of $250,000 or less:[1]
(1) Amount of retirement deposit accounts of $250,000 or less		F045				M.1.c.(1)
(2) Number of retirement deposit accounts of $250,000 or less	Number
(to be completed for the June report only)	F046					M.1.c.(2)
d. Retirement deposit accounts of more than $250,000:[1]
(1) Amount of retirement deposit accounts of more than $250,000		F047				M.1.d.(1)
Number
(2) Number of retirement deposit accounts of more than $250,000	F048					M.1.d.(2)
Memorandum item 2 is to be completed by banks with $1 billion or more in total assets.[2]
2. Estimated amount of uninsured deposits (see instructions)		5597				M.2.
3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report or Thrift Financial Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

	RCON	FDIC Cert. No.

TEXT A545	A545		M.3.

[1]	The dollar amounts used as the basis for reporting in Memoranda items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

[2]	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

FFIEC 041
Page RC-27

Schedule RC-P — 1-4 Family Residential Mortgage Banking Activities
Schedule RC-P is to be completed by (1) all banks with $1 billion or more in total assets1 and (2) banks with less than $1 billion in total assets at which either 1-4 family residential mortgage loan originations and purchases for resale2 from all sources, loan sales, or quarter-end loans held for sale exceed $10 million for two consecutive quarters.
NOTE: Completion of items 1.c.(1) and (2), 2.c.(1) and (2), 3.c.(1) and (2), 4.c.(1) and (2), 5.b, and 6.c.(1) and (2) of Schedule RC-P is optional for the March 31, 2008, report date only. These items must be completed by all banks required to complete Schedule RC-P beginning June 30, 2008.

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale[2]:
a. Closed-end first liens	F066				1.a.
b. Closed-end junior liens	F067				1.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F670				1.c.	(1)
(2) Principal amount funded under the lines of credit	F671				1.c.	(2)
2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale:[2]
a. Closed-end first liens	F068				2.a.
b. Closed-end junior liens	F069				2.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F672				2.c.	(1)
(2) Principal amount funded under the lines of credit	F673				2.c.	(2)
3. 1-4 family residential mortgage loans sold during the quarter:
a. Closed-end first liens	F070				3.a.
b. Closed-end junior liens	F071				3.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F674				3.c.	(1)
(2) Principal amount funded under the lines of credit	F675				3.c.	(2)
4. 1-4 family residential mortgage loans held for sale at quarter-end (included in Schedule RC, item 4.a):
a. Closed-end first liens	F072				4.a.
b. Closed-end junior liens	F073				4.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F676				4.c.	(1)
(2) Principal amount funded under the lines of credit	F677				4.c.	(2)
5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.f, 5.g, and 5.i):	RIAD
a. Closed-end 1-4 family residential mortgage loans	F184				5.a.
b. Open-end 1-4 family residential mortgage loans extended under lines of credit	F560				5.b.
6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter:	RCON
a. Closed-end first liens	F678				6.a.
b. Closed-end junior liens	F679				6.b.
c. Open-end loans extended under lines of credit:
(1) Total commitment under the lines of credit	F680				6.c.	(1)
(2) Principal amount funded under the lines of credit	F681				6.c.	(2)

[1]	The $1 billion asset size test is generally based on the total assets reported on the June 30, 2007, Report of Condition.

[2]	Exclude originations and purchases of 1-4 family residential mortgage loans that are held for investment.

FFIEC 041
Page RC-28

Schedule RC-Q — Financial Assets and Liabilities Measured at Fair Value
Schedule RC-Q is to be completed by banks that have adopted FASB Statement No. 157, “Fair Value Measurements,” and (1) have elected to account for financial instruments or servicing assets and liabilities at fair value under a fair value option or (2) are required to complete Schedule RC-D — Trading Assets and Liabilities.

	Fair Value Measurements for Assets and Liabilities
	under a Fair Value Option and Trading Assets and Liabilities
	(Included in Schedule RC)
	(Column A)				(Column B)				(Column C)				(Column D)				(Column E)
	Total Fair Value				LESS: Amounts Netted				Level 1 Fair Value				Level 2 Fair Value				Level 3 Fair Value
	Reported on				in the Determination				Measurements				Measurements				Measurements
	Schedule RC				of Total Fair Value
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou	RCON	Bil	Mil	Thou

ASSETS
1. Loans and leases	F243				F682				F690				F244				F245				1.
2. Trading assets	F246				F683				F691				F247				F248				2.
a. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, Item 2, above)	F240				F684				F692				F241				F242				2.a.
3. All other financial assets and servicing assets	F249				F685				F693				F250				F251				3.
LIABILITIES
4. Deposits	F252				F686				F694				F253				F254				4.
5. Trading liabilities	F255				F687				F695				F256				F257				5.
6. All other financial liabilities and servicing liabilities	F258				F688				F696				F259				F260				6.
7. Loan commitments (not accounted for as derivatives)	F261				F689				F697				F262				F263				7.

FFIEC 041
Page RC-29

Schedule RC-R — Regulatory Capital

Dollar Amounts in Thousands			RCON	Bil	Mil	Thou

Tier 1 capital
1. Total equity capital (from Schedule RC, item 28)			3210		3	433	1.
2. LESS: Net unrealized gains (losses) on available-for-sale securities[1] (if a gain, report as a positive value; if a loss, report as a negative value)			8434				2.
3. LESS: Net unrealized loss on available-for-sale EQUITY securities[1] (report loss as a positive value)			A221				3.
4. LESS: Accumulated net gains (losses) on cash flow hedges[1] (if a gain, report as a positive value; if a loss, report as a negative value)			4336				4.
5. LESS: Nonqualifying perpetual preferred stock			B588				5.
6. Qualifying minority interests in consolidated subsidiaries			B589				6.
7. a. LESS: Disallowed goodwill and other disallowed intangible assets			B590				7.	a.
b. LESS: Cumulative change in fair value of all financial liabilities accounted for under a fair value option that is included in retained earnings and is attributable to changes in the bank’s own creditworthiness (if a net gain, report as a positive value; if a net loss, report as a negative value)			F264				7.	b.
8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, 7.a, and 7.b)			C227		3	433	8.
9. a. LESS: Disallowed servicing assets and purchased credit card relationships			B591				9.	a.
b. LESS: Disallowed deferred tax assets			5610			83	9.	b.
10. Other additions to (deductions from) Tier 1 capital			B592				10.
11. Tier 1 capital (sum of items 8 and 10, less items 9.a and 9.b)			8274		3	350	11.
Tier 2 capital
12. Qualifying subordinated debt and redeemable preferred stock			5306				12.
13. Cumulative perpetual preferred stock includible in Tier 2 capital			B593				13.
14. Allowance for loan and lease losses includible in Tier 2 capital			5310				14.
15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital			2221				15.
16. Other Tier 2 capital components			B594				16.
17. Tier 2 capital (sum of items 12 through 16)			5311				17.
18. Allowable Tier 2 capital (lesser of item 11 or 17)			8275				18.
19 Tier 3 capital allocated for market risk			1395				19.
20. LESS: Deductions for total risk-based capital			B595				20.
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)			3792		3	350	21.
Total assets for leverage ratio
22. Average total assets (from Schedule RC-K, item 9)			3368		5	447	22.
23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7.a above)			B590				23.
24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)			B591				24.
25. LESS: Disallowed deferred tax assets (from item 9.b above)			5610			83	25.
26. LESS: Other deductions from assets for leverage capital purposes			B596				26.
27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)			A224		5	364	27.
Adjustments for financial subsidiaries
28. a. Adjustment to Tier 1 capital reported in item 11			C228				28.	a.
b. Adjustment to total risk-based capital reported in item 21			B503				28.	b.
29. Adjustment to risk-weighted assets reported in item 62			B504				29.
30. Adjustment to average total assets reported in item 27			B505				30.
Capital ratios
	(Column A)		(Column B)
(Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)	RCON	Percentage	RCON	Percentage
31. Tier 1 leverage ratio[2]	7273		7204	62.45			31.
32. Tier 1 risk-based capital ratio[3]	7274		7206	198.70			32.
33. Total risk-based capital ratio[4]	7275		7205	198.70			33.

[1]	Report amount included In Schedule RC, item 26.b, “Accumulated other comprehensive income.”

[2]	The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

[3]	The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

[4]	The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

FFIEC 041
Page RC-30

Schedule RC-R — Continued
Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower .risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

	(Column A)			(Column B)			(Column C)			(Column D)			(Column E)			(Column F)
	Totals			Items Not
	(from			Subject to
	Schedule RC)			Risk-Weighting			Allocation by Risk Weight Category
							0%			20%			50%			100%
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Balance Sheet Asset Categories
	RCON 0010			RCON C869			RCON B600			RCON B601						RCON B602
34. Cash and balances due from depository Institutions (Column A equals the sum of Schedule RC items 1.a and 1.b)		4	862								4	862							34.
	RCON 1754			RCON B603			RCON B604			RCON B605			RCON B606			RCON B607
35. Held-to-maturity securities																			35.
	RCON 1773			RCON B608			RCON B609			RCON B610			RCON B611			RCON B612
36. Available-for-sale securities																			36.
	RCON C225						RCON C063			RCON C064						RCON B520
37. Federal funds sold and securities purchased under agreements to resell																			37.
	RCON 5369			RCON B617			RCON B618			RCON B619			RCON B620			RCON B621
38. Loans and leases held for sale																			38.
	RCON B528			RCON B622			RCON B623			RCON B624			RCON B625			RCON B626
39. Loans and leases, net of unearned income																			39.
	RCON 3123			RCON 3123
40. LESS: Allowance for loan and lease losses																			40.
	RCON 3545			RCON B627			RCON B628			RCON B629			RCON B630			RCON B631
41. Trading assets																			41.
	RCON B639			RCON B640			RCON B641			RCON B642			RCON B643			RCON 5339
42. All other assets[1]			714													714			42.
	RCON 2170			RCON B644			RCON 5320			RCON 5327			RCON 5334			RCON 5340
43. Total assets (sum of items 34 through 42)		5	576								4	862				714			43.

[1]	Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, intangible assets, and other assets.

FFIEC 041
Page RC-31

Schedule RC-R — Continued

	(Column A)				(Column B)			(Column C)			(Column D)			(Column E)			(Column F)
	Face Value			Credit	Credit
	or Notional			Conversion	Equivalent			Allocation by Risk Weight Category
	Amount			Factor	Amount[1]			0%			20%			50%			100%
Dollar Amounts in Thousands	Bil	Mil	Thou		Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Derivatives and Off-Balance Sheet Items
	RCON B546				RCON B547			RCON B548			RCON B581			RCON B582			RCON B583
44. Financial standby letters of credit				1.00 or 12.5[2]																44.
	RCON 3821				RCON B650			RCON B651			RCON B652			RCON B653			RCON B654
45. Performance standby letters of credit				.50																45.
	RCON 3411				RCON B655			RCON B656			RCON B657			RCON B658			RCON B659
46. Commercial and similar letters of credit				.20																46.
	RCON 3429				RCON B660			RCON B661			RCON B662						RCON B663
47. Risk participations in bankers acceptances acquired by the reporting institution				1.00																47.
	RCON 3433				RCON B664			RCON B665			RCON B666			RCON B667			RCON B668
48. Securities lent				1.00																48.
	RCON A250				RCON B669			RCON B670			RCON B671			RCON B672			RCON B673
49. Retained recourse on small business obligations sold with recourse				1.00																49.
	RCON B541				RCON B542												RCON B543
50. Recourse and direct credit substitutes (other than financial standby letters of credit) subject to the low-level exposure rule and residual interests subject to a dollar-for-dollar capital requirement				12.5[3]																50.
	RCON B675				RCON B676			RCON B677			RCON B678			RCON B679			RCON B680
51. All other financial assets sold with recourse				1.00																51.
	RCON B681				RCON B682			RCON B683			RCON B684			RCON B685			RCON B686
52. All other off-balance sheet liabilities				1.00																52.
	RCON 3833				RCON B687			RCON B688			RCON B689			RCON B690			RCON B691
53. Unused commitments with an original maturity exceeding one year				.50																53.
					RCON A167			RCON B693			RCON B694			RCON B695
54. Derivative contracts																				54.

[1]	Column A multiplied by credit conversion factor.

[2]	For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

[3]	Or Institution-specific factor.

FFIEC 041
Page RC-32

Schedule RC-R — Continued

	(Column C)			(Column D)			(Column E)			(Column F)
	Allocation by Risk Weight Category
	0%			20%			50%			100%
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Totals
	RCON B696			RCON B697			RCON B698			RCON B699
55. Total assets, derivatives, and off-balance sheet items by risk weight category (for each column, sum of items 43 through 54)					4	862						714	55.
56. Risk weight factor	x 0%			x 20%			x 50%			x 100%			56.
	RCON B700			RCON B701			RCON B702			RCON B703
57. Risk-weighted assets by risk weight category (for each column, item 55 multiplied by item 56)		0				972						714	57.
										RCON 1651
58. Market risk equivalent assets													58.
										RCON B704
59. Risk-weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)											1	686	59.
										RCON A222
60. LESS: Excess allowance for loan and lease losses													60.
										RCON 3128
61. LESS: Allocated transfer risk reserve													61.
										RCON A223
62. Total risk-weighted assets (item 59 minus items 60 and 61)											1	686	62.
Memoranda

Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Current credit exposure across all derivative contracts covered by the risk-based capital standards	8764				M.1

	With a remaining maturity of
	(Column A)					(Column B)					(Column C)
						Over one year
	One year or less					through five years					Over five years
	RCON	Tril	Bil	Mil	Thou	RCON	Tril	Bil	Mil	Thou	RCON	Tril	Bil	Mil	Thou

2. Notional principal amounts of derivative contracts:[1]
a. Interest rate contracts	3809					8766					8787					M.2.a.
b. Foreign exchange contracts	3812					8769					8770					M.2.b.
c. Gold contracts	8771					8772					8773					M.2.c.
d. Other precious metals contracts	8774					8775					8776					M.2.d.
e. Other commodity contracts	8777					8778					8779					M.2.e.
f. Equity derivative contracts	A000					A001					A002					M.2.f.
g. Credit derivative contracts:
(1) Investment grade	C980					C981					C982					M.2.g.	(1)
(2) Subinvestment grade	C983					C984					C985					M.2.g.	(2)

[1]	Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

FFIEC 041
Page RC-33

Schedule RC-S — Servicing, Securitization, and Asset Sale Activities

	(Column A)			(Column B)			(Column C)			(Column D)			(Column E)			(Column F)			(Column G)
	1-4 Family			Home			Credit						Other			Commercial			All Other Loans,
	Residential			Equity			Card			Auto			Consumer			and Industrial			All Leases, and
	Loans			Lines			Receivables			Loans			Loans			Loans			All Other Assets
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Bank Securitization Activities
	RCON B705			RCON B706			RCON B707			RCON B708			RCON B709			RCON B710			RCON B711
1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements																						1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1 in the form of:
	RCON B712			RCON B713			RCON B714			RCON B715			RCON B716			RCON B717			RCON B718
a. Credit-enhancing interest-only strips (included in Schedules RC-B or RC-F or in Schedule RC, item 5)																						2.a.
	RCON C393			RCON C394			RCON C395			RCON C396			RCON C397			RCON C398			RCON C399
b. Subordinated securities and other residual interests																						2.b.
	RCON C400			RCON C401			RCON C402			RCON C403			RCON C404			RCON C405			RCON C406
c. Standby letters of credit and other enhancements																						2.c.
	RCON B726			RCON B727			RCON B728			RCON B729			RCON B730			RCON B731			RCON B732
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1																						3.
	RCON B733			RCON B734			RCON B735			RCON B736			RCON B737			RCON B738			RCON B739
4. Past due loan amounts included in item 1:
a. 30-89 days past due																						4.a.
	RCON B740			RCON B741			RCON B742			RCON B743			RCON B744			RCON B745			RCON B746
b. 90 days or more past due																						4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):
	RIAD B747			RIAD B748			RIAD B749			RIAD B750			RIAD B751			RIAD B752			RIAD B753
a. Charge-offs																						5.a.
	RIAD B754			RIAD B755			RIAD B756			RIAD B757			RIAD B758			RIAD B759			RIAD B760
b. Recoveries																						5.b.

FFIEC 041
Page RC-34

Schedule RC-S — Continued

	(Column A)			(Column B)			(Column C)			(Column D)			(Column E)			(Column F)			(Column G)
	1-4 Family			Home			Credit			Auto			Other			Commercial			All Other Loans,
	Residential			Equity			Card			Loans			Consumer			and Industrial			All Leases, and
	Loans			Lines			Receivables						Loans			Loans			All Other Assets
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

6. Amount of ownership (or seller’s) interests carried as:
				RCON B761			RCON B762									RCON B763
a. Securities (included in Schedule RC-B or in Schedule RC, item 5)																						6.a.
				RCON B500			RCON B501									RCON B502
b. Loans (included in Schedule RC-C)																						6.b.
7. Past due loan amounts included in interests reported in item 6.a:
				RCON B764			RCON B765									RCON B766
a. 30-89 days past due																						7.a.
				RCON B767			RCON B768									RCON B769
b. 90 days or more past due																						7.b.
8. Charge-offs and recoveries on loan amounts included in interests reported in item 6.a (calendar year-to-date):
				RIAD B770			RIAD B771									RIAD B772
a. Charge-offs																						8.a.
				RIAD B773			RIAD B774									RIAD B775
b. Recoveries																						8.b.
For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions
	RCON B776			RCON B777			RCON B778			RCON B779			RCON B780			RCON B781			RCON B782
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements																						9.
	RCON B783			RCON B784			RCON B785			RCON B786			RCON B787			RCON B788			RCON B789
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures																						10.

FFIEC 041
Page RC-35

Schedule RC-S — Continued

	(Column A)			(Column B)			(Column C)			(Column D)			(Column E)			(Column F)			(Column G)
	1-4 Family			Home			Credit			Auto			Other			Commercial			All Other Loans,
	Residential			Equity			Card			Loans			Consumer			and Industrial			All Leases, and
	Loans			Lines			Receivables						Loans			Loans			All Other Assets
Dollar Amounts in Thousands	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou	Bil	Mil	Thou

Bank Asset Sales
	RCON B790			RCON B791			RCON B792			RCON B793			RCON B794			RCON B795			RCON B796
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank																						11.
	RCON B797			RCON B798			RCON B799			RCON B800			RCON B801			RCON B802			RCON B803
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11																						12.

Memoranda
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
a. Outstanding principal balance	A249				M.1.a.
b. Amount of retained recourse on these obligations as of the report date	A250				M.1.b.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	B804				M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	B805				M.2.b.
c. Other financial assets (includes home equity lines)[1]	A591				M.2.c.
d. 1-4 family residential mortgages serviced for others that are in the process of foreclosure at quarter-end (includes closed-end and open-end loans	F899				M.2.d.
3. Asset-backed commercial paper conduits:
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company.	B806				M.3.a.(1)
(2) Conduits sponsored by other unrelated institutions	B807				M.3.a.(2)
b. Unused commitments to provide liquidity to conduit structures:
(1) Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company.	B808				M.3.b.(1)
(2) Conduits sponsored by other unrelated institutions.	B809				M.3.b.(2)
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C2	C407				M.4.

[1]	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
[2]	Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

FFIEC 041
Page RC-36

Schedule RC-T — Fiduciary and Related Services
Items 12 through 18, items 20 through 23, and Memorandum item 4 will not be made available to the public on an individual institution basis.

	RCON	Yes	No
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	A345	✓		1.
	RCON	Yes	No
2. Does the institution exercise the fiduciary powers it has been granted?	A346	✓		2.
	RCON	Yes	No
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	B867	✓		3.
If the answer to item 3 is “YES,” complete the applicable items of Schedule RC-T, as follows:
Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
•	Items 4 through 19 quarterly,

•	Items 20 through 23 annually with the December report, and

•	Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
•	Items 4 through 23 annually with the December report, and

•	Memorandum items 1 through 4 annually with the December report.
Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
•	Items 4 through 10 annually with the December report, and

•	Memorandum items 1 through 3 annually with the December report.

	(Column A) Managed Assets				(Column B) Non-Managed Assets				(Column C) Number of Managed Accounts	(Column D) Number of Non-Managed Accounts
Dollar Amounts in Thousands	Tril	Bil	Mil	Thou	Tril	Bil	Mil	Thou

FIDUCIARY AND RELATED ASSETS	RCON B868				RCON B869				RCON B870	RCON B871

4. Personal trust and agency accounts											4.

5. Retirement related trust and agency accounts:
	RCON B872				RCON B873				RCON B874	RCON B875
a. Employee benefit — defined contribution								278		1	5.a.
	RCON B876				RCON B877				RCON B878	RCON B879
b. Employee benefit — defined benefit											5.b.
	RCON B880				RCON B881				RCON B882	RCON B883
c. Other retirement accounts											5.c.
	RCON B884				RCON B885				RCON C001	RCON C002
6. Corporate trust and agency accounts							13	582		97	6.
	RCON B886								RCON B888
7. Investment management agency accounts											7.
	RCON B890				RCON B891				RCON B892	RCON B893
8. Other fiduciary accounts											8.
	RCON B894				RCON B895				RCON B896	RCON B897
9. Total fiduciary accounts (sum of items 4 through 8)											9.
					RCON B898					RCON B899
10. Custody and safekeeping accounts										1	10.

11. Not applicable

FFIEC 041
Page RC-37

Schedule RC-T — Continued

Dollar Amounts in Thousands	RIAD	Bil	Mil	Thou

FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts
	B904				12.
13. Retirement related trust and agency accounts:
a. Employee benefit — defined contribution	B905				13.a.
b. Employee benefit — defined benefit	B906				13.b.
c. Other retirement accounts	B907				13.c.
14. Corporate trust and agency accounts	A479			516	14.
15. Investment management agency accounts	B908				15.
16. Other fiduciary accounts	A480				16.
17. Custody and safekeeping accounts	B909				17.
18. Other fiduciary and related services income	B910			271	18.
19. Total gross fiduciary and related services income (sum of items 12 through 18) (must equal Schedule RI, item 5.a)	4070			787	19.
20. Less: Expenses	C058		1	420	20.
21. Less: Net losses from fiduciary and related services	A488				21.
22. Plus: Intracompany income credits for fiduciary and related services	B911				22.
23. Net fiduciary and related services income	A491			(633)	23.

Memoranda
Managed Assets
Dollar Amounts in Thousands	RCON	Bil	Mil	Thou

1. Managed assets held in persona! trust and agency accounts:
a. Noninterest-bearing deposits	B913				M.1.a.
b. Interest-bearing deposits	B914				M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	B915				M.1.c.
d. State, county and municipal obligations	B916				M.1.d.
e. Money market mutual funds	B917				M.1.e.
f. Other short-term obligations	B918				M.1.f.
g. Other notes and bonds	B919				M.1.g.
h. Common and preferred stocks	B920				M.1.h.
i. Real estate mortgages	B921				M.1.i.
j. Real estate	B922				M.1.j.
k. Miscellaneous assets	B923				M.1.k.
l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)	B868				M.1.l.

	(Column A) Number of Issues		(Column B) Principal Amount Outstanding
Dollar Amounts in Thousands	RCON		Tril	Bil	Mil	Thou

				RCON B928

2. Corporate trust and agency accounts:
a. Corporate and municipal trusteeships	B927	704		119	878	356	M.2.a.
b. Transfer agent, registrar, paying agent, and other corporate agency	B929	23					M.2.b.

FFIEC 041
Page RC-38

Schedule RC-T — Continued

Memoranda — Continued	(Column A) Number of Funds	(Column B) Market Value of Fund Assets
Dollar Amounts in Thousands	RCON	RCON	Bil	Mil	Thou

3. Collective investment funds and common trust funds:
a. Domestic equity	B931	B932				M.3.a.
b. International/Global equity	B933	B934				M.3.b.
c. Stock/Bond blend	B935	B936				M.3.c.
d. Taxable bond	B937	B938				M.3.d.
e. Municipal bond	B939	B940				M.3.e.
f. Short term investments/Money market	B941	B942				M.3.f.
g. Specialty/Other	B943	B944				M.3.g.
h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	B945	B946				M.3.h.

	(Column A) Gross Losses Managed Accounts			(Column B) Gross Losses Non-Managed Accounts			(Column C) Recoveries
Dollar Amounts in Thousands	RIAD	Mil	Thou	RIAD	Mil	Thou	RIAD	Mil	Thou

4. Fiduciary settlements, surcharges, and other losses:
a. Personal trust and agency accounts	B947			B948			B949			M.4.a.
b. Retirement related trust and agency accounts	B950			B951			B952			M.4.b.
c. Investment management agency accounts	B953			B954			B955			M.4.c.
d. Other fiduciary accounts and related services	B956			B957			B958			M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 21)	B959			B960			B961			M.4.e.

Person to whom questions about Schedule RC-T— Fiduciary and Related Services should be directed:

Kenneth Portera CFO/COO
Name and Title (TEXT B962)

Kenneth.Portera@LAWDEB.com
E-mail Address (TEXT B926)

646-747-1267	212-750-1361
Telephone: Area code/phone number/extension (TEXT B963)	FAX: Area code/phone number (TEXT B964)

FFIEC 041
Page RC-39

Optional Narrative Statement Concerning the Amounts
Reported in the Reports of Condition and Income
The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 18, items 20 through 23, and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the “No comment” box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as “No statement,” “Not applicable,” “N/A,” “No comment,” and “None.”
The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank’s statement both on agency computerized records and in computer-file releases to the public.
All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement’s accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.
If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.
The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

	RCON	Yes	No

Comments?	6979		✓
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)